Exhibit 10.2


                         REGISTRATION RIGHTS AGREEMENT

                                by and between

                           STILLWATER MINING COMPANY

                                      and

                                NORIMET LIMITED





                           dated as of June 23, 2003



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                               TABLE OF CONTENTS

  1.       Introduction......................................................1

  2.       Registration under Securities Act, etc............................1

           2.1.      Registration on Request.................................1

                     (a)    Request..........................................1

                     (b)    Registration Statement Form......................1

                     (c)    Expenses.........................................2

                     (d)    Effective Registration Statement.................2

                     (e)    Selection of Underwriters........................2

           2.2.      Incidental Registration.................................2

                     (a)    Right to Include Registrable Securities..........2

                     (b)    Priority in Incidental Registrations.............3

           2.3.      Registration Procedures.................................3

           2.4.      Underwritten Offerings..................................7

                     (a)    Requested Underwritten Offerings.................7

                     (b)    Incidental Underwritten Offerings................7

                     (c)    Holdback Agreements..............................8

                     (d)    Participation in Underwritten Offerings..........9

           2.5.      Preparation; Reasonable Investigation...................9

           2.6.      Indemnification.........................................9

                     (a)    Indemnification by the Company...................9

                     (b)    Indemnification by the Investor.................10

                     (c)    Notices of Claims, etc..........................10

                     (d)    Other Indemnification...........................11

                     (e)    Indemnification Payments........................11

                     (f)    Contribution....................................11

  3.       Definitions......................................................12

  4.       Rules 144 and 144A...............................................14

  5.       Amendments and Waivers...........................................14

  6.       Nominees for Beneficial Owners...................................14

  7. Notices................................................................15

  8. Assignment.............................................................15

  9. Descriptive Headings...................................................15

 10. Governing Law..........................................................15

 11. Submission to Jurisdiction.............................................15

 12. Company Actions........................................................15

 13. Counterparts...........................................................16

 14. Entire Agreement.......................................................16

 15. Severability...........................................................16





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                         REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 23, 2003, is entered into by and between Norimet Limited, a company organized and existing under the laws of England and Wales (the "Investor"), and Stillwater Mining Company, a Delaware corporation (the "Company").

         1. Introduction. The Company is a party to the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated November 20, 2002, with the Investor, pursuant to which the Company has agreed, among other things, to issue 45,463,222 shares of its common stock, par value $0.01 per share (the "Common Stock"), to the Investor. This Agreement shall become effective upon the issuance of such securities to the Investor pursuant to the Stock Purchase Agreement. Certain capitalized terms used in this Agreement are defined in
Section 3 hereof; references to Sections shall be to Sections of this Agreement.

         2. Registration under Securities Act, etc.

         2.1. Registration on Request.

         (a) Request. Upon the written request of the Investor, requesting that the Company effect the registration under the Securities Act of all or part of the Investor's Registrable Securities and specifying the intended method of disposition thereof, the Company will, subject to the terms of this Agreement, use its best efforts to effect the registration under the Securities Act of:

               (i) the Registrable Securities which the Company has been so requested to register by the Investor for disposition in accordance with the intended method of disposition stated in such request; and

               (ii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 2.1,

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered, provided that, on and prior to the seventh (7th) anniversary of the date of this Agreement, the Company shall not be required to effect any registration of Registrable Securities pursuant to this Section 2.1 unless the Investor has requested the registration of a number of shares of Registrable Securities held by the Investor which is equal to or greater than 5% of the shares of Common Stock at the time outstanding. Notwithstanding the foregoing, the Investor shall not make more than five (5) requests for registration pursuant to this Section 2.1.

         (b) Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and, as shall be reasonably acceptable to the Investor and (ii) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. If, in connection with any registration under Section 2.1 which is proposed by the Company to be on Form S-3 or any similar short form registration statement which is a successor to Form S-3, the managing underwriters, if any, shall advise the Company in writing that in their opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be on such other permitted form.

         (c) Expenses. The Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 2.1 prior to the time at which three such registrations shall have been effected in which 75% of the Registrable Securities requested to be included in such registration by the Investor shall have been registered pursuant to this
Section 2.1. The Registration Expenses (and underwriting discounts and commissions and transfer taxes, if any) in connection with each other registration requested under this Section 2.1 shall be paid by the Investor.

         (d) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has been declared effective by the Commission, provided that a registration which is not declared effective by the Commission after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Investor (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of the Investor unless the Investor shall have elected to pay all Registration Expenses in connection with such registration; (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason; or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by the Investor.

         (e) Selection of Underwriters. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, the managing or lead underwriter or underwriters thereof shall be selected by the Investor and shall be reasonably acceptable to the Company.

         2.2. Incidental Registration.

         (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public on Form S-8, or on Form S-4 or S-8, or any successor or similar forms and other than pursuant to Section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to the Investor of its intention to do so and of the Investor's rights under this Section 2.2. Upon the written request of the Investor made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Investor and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine in good faith and for valid business reasons (but not including avoidance of the Company's obligations hereunder) either not to register or to delay registration of such securities, the Company shall give written notice of such determination to the Investor and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Investor to request that such registration be effected as a registration under
Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1, nor shall any such registration hereunder be deemed to have been effected pursuant to Section
2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

         (b) Priority in Incidental Registrations. If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be registered for sale for the Investor are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to Section 2.2(a) or, if requested to do so, is not obligated to do so under Section 2.2(a), and (iii) the managing underwriter of such underwritten offering shall inform the Company and the Investor requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, securities proposed by the Company to be sold for its own account, Registrable Securities and other securities of the Company requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included.

         2.3. Registration Procedures. If and whenever (a) the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2 or (b) the Investor has requested that its Registrable Securities be registered in connection with any other proposed registration by the Company under the Securities Act, the Company shall, as expeditiously as possible:

         (i) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become and remain effective, provided however that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

         (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Investor or (i) in the case of a registration pursuant to Section 2.1, the expiration of 180 days after such registration statement becomes effective, or (ii) in the case of a registration pursuant to Section 2.2, the expiration of 90 days after such registration statement becomes effective;

         (iii) furnish to the Investor such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Investor may reasonably request;

         (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as the Investor shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of the securities owned by the Investor, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

         (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to enable the Investor to consummate the disposition of such Registrable Securities;

         (vi) furnish to the Investor a signed counterpart, addressed to the Investor and the underwriters, if any, of:

         (x) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Investor, and

         (y) a "comfort" letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter), dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter of like kind dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, each of (x) and (y) covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedures" letter, such modifications or deletions as may be required under Statement on Auditing Standards No. 35) and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the Investor (or the underwriters, if any) may reasonably request;

               (vii) notify the Investor and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                     (v) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                     (w) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

                     (x) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

                     (y) if at any time the representations and warranties of the Company made as contemplated by Section 2.4 below cease to be true and correct;

                     (z) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; and

               (viii) notify the Investor, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Investor promptly prepare and furnish a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (ix) use best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

               (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to the Investor at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which the Investor shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

               (xi) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed;

               (xii) use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration statement;

               (xiii) use its best efforts to assist the Investor in the marketing of the Registrable Securities, including, if requested by the Investor and to the extent reasonably consistent with work commitments of the Company's officers, using good faith efforts to have Company officers attend "road shows" and analyst or investor presentations scheduled in connection with such registration.

The Company may require the Investor to furnish the Company such information regarding the Investor and the distribution of such securities as the Company may from time to time reasonably request in writing.

The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the Investor or the underwriter or underwriters, if any, shall reasonably object, provided that the Company may file such document in a form required by law or upon the advice of its counsel.

The Investor agrees by acquisition of its Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of this Section 2.3, the Investor will forthwith discontinue the Investor's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Investor's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (ii) of this Section 2.3 shall be extended by the length of the period from and including the date when the Investor shall have received such notice to the date on which the Investor has received the copies of the supplemented or amended prospectus contemplated by paragraph (viii) of this Section 2.3.

         2.4. Underwritten Offerings.

         (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by the Investor pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6. The Investor will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The Investor shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Investor. The Investor shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Investor expressly for use in such registration statement or agreements regarding the Investor, the Investor's Registrable Securities and the Investor's intended method of distribution.

         (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Investor as provided in Section 2.2 and subject to the provisions of Section 2.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Investor among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform the Investor by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of such other securities so requested to be included would interfere with the successful marketing of the securities (other than such Registrable Securities and other securities so requested to be included) by the underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities and shares of other securities so requested to be included which may be included in such underwritten offering without such effect), then the Company may, upon written notice to the Investor and of such other shares of securities so requested to be included, exclude pro rata from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares of such other securities so requested to be included the registration of which shall have been requested by the Investor and so that the resultant aggregate number of such Registrable Securities and of such other shares of securities so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter's letter. The Investor shall be party to the underwriting agreement between the Company and such underwriters and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Investor. The Investor shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Investor, the Investor's Registrable Securities and the Investor's intended method of distribution and any other representation required by law.

         (c) Holdback Agreements.

         (i) The Investor agrees by acquisition of its Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any securities of the Company, during the 7 days prior to and the 90 days after any underwritten registration pursuant to Section 2.1 or 2.2 has become effective, except as part of such underwritten registration, whether or not the Investor participates in such registration. Notwithstanding the foregoing sentence, the Investor shall be entitled to sell during the foregoing period securities in a private sale. The Investor agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 2.4(c).

         (ii) The Company agrees (x) if so required by the managing underwriter not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to
Section 2.1 or 2.2 has become effective, except as part of such underwritten registration and except in connection with a stock option plan, stock purchase plan, managing directors' plan, savings or similar plan, or an acquisition of a business, merger or exchange of stock for stock, pursuant to registrations on Form S-4, S-8, or any successor or similar forms thereto, and (y) to cause each holder of its securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased directly from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of such securities during such period except as part of such underwritten registration.

         (d) Participation in Underwritten Offerings. The Investor may not participate in any underwritten offering hereunder unless the Investor (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Company and the Investor and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Investor to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Investor expressly for use in the related registration statement or agreements regarding the Investor, the Investor's Registrable Securities and the Investor's intended method of distribution and any other representation required by law.

         2.5. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Investor, its underwriters, if any, and its counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Investor's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         2.6. Indemnification.

         (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does agree to, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to Section 2.1 or 2.2, the Investor, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Investor or any such underwriter within the meaning of the Securities Act, and (ii) in the case of any registration statement of the Company, the Investor, its directors and officers and each other Person, if any, who controls the Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Investor or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Investor and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Investor specifically stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Investor.

         (b) Indemnification by the Investor. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.3, that the Company shall have received an undertaking satisfactory to it from the Investor to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Investor specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Investor.

         (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

         (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.6 (with appropriate modifications) shall be given by the Company and the Investor with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

         (e) Indemnification Payments. The indemnification required by this
Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         (f) Contribution. If the indemnification provided for in the preceding subdivisions of this Section 2.6 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Investor or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Investor or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Investor or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers pursuant to the Purchase Agreement bear to the gain, if any, realized by the Investor or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Investor or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Investor or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this
Section 2.6, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this Section 2.6 had been available under the circumstances.

The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the Investor and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this
Section 2.6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this subdivision (f), neither the Investor nor any underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of the Investor, the net proceeds received by the Investor from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Investor or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         Common Stock: As defined in Section 1.

         Company: As defined in the introductory paragraph of this Agreement.

         Exchange Act: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

         Person: A corporation, an association, a partnership, an organization, business, an individual, a governmental or political subdivision thereof or a United States governmental agency.

         Registrable Securities: Any shares of stock issued to the Investor pursuant to the Stock Purchase Agreement and any securities issued or issuable with respect to any Common Stock referred to above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

         Registration Expenses: All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (i) all Commission, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state or other securities or blue sky laws and compliance with the rules of the NASD; (iii) all word processing, duplicating and printing, messenger, delivery or other expenses incurred in connection with the preparation, printing and distribution of any registration statement, prospectus, any amendments or supplements thereto, or other documents relating to the performance of and compliance with this Agreement; (iv) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance; (v) the fees and disbursements of a single counsel and accountants retained by the Investor; (vi) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered; and
         (vii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any; provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

         Securities Act: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

         Stock Purchase Agreement: As defined in Section 1.

         4. Rules 144 and 144A. So long as the Company shall not have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall, at any time and from time to time, upon the request of the Investor and upon the request of any Person designated by the Investor as a prospective purchaser of any Registrable Securities, furnish in writing to the Investor or such prospective purchaser, as the case may be, a statement as of a date not earlier than 12 months prior to the date of such request of the nature of the business of the Company and the products and services it offers and copies of the Company's most recent balance sheet and profit and loss and retained earnings statements, together with similar financial statements for such part of the two preceding fiscal years as the Company shall have been in operation, all such financial statements to be audited to the extent audited statements are reasonably available, provided that, in any event the most recent financial statements so furnished shall include a balance sheet as of a date less than 16 months prior to the date of such request, statements of profit and loss and retained earnings for the 12 months preceding the date of such balance sheet, and, if such balance sheet is not as of a date less than 6 months prior to the date of such request, additional statements of profit and loss and retained earnings for the period from the date of such balance sheet to a date less than 6 months prior to the date of such request. If the Company shall have filed a registration statement pursuant to the requirements of
Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of the Investor, make publicly available other information) and will take such further action as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with the requirements of this Section 4.

         5. Amendments and Waivers. This Agreement may be amended at any time only by the written agreement of the Investor and the Company.

         6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the Investor, the Investor thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by the Investor pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by the Investor contemplated by this Agreement. If the Investor so elects, the Company may require assurances reasonably satisfactory to it of the Investor's beneficial ownership of such Registrable Securities.

         7. Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person addressed to such party in the manner set forth in the Stock Purchase Agreement. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified above.

         8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

         9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         11. Submission to Jurisdiction. Investor shall maintain at all times a duly appointed agent in the State of Delaware, which may be changed upon ten days notice to the Company, for the service of any process or summons in connection with any issue, litigation, arbitration, action or proceeding brought in any such court. Any such process or summons may also be served on it by mailing a copy of such process or summons to it in the manner provided in Section 7. Investor hereby irrevocably consents to the exclusive personal jurisdiction and venue of any Delaware state or United States Federal court of competent jurisdiction sitting in New Castle County, Delaware, in any action, claim or proceeding arising out of or in connection with this Agreement and agrees not to commence or prosecute any action, claim or proceeding in any other court. Investor hereby expressly and irrevocably waives and agrees not to assert the defense of lack of personal jurisdiction, forum non conveniencs or any similar defense with respect to the maintenance of any such action or proceeding in New Castle County, Delaware.

         12. Company Actions. Notwithstanding any provisions of this Agreement, in the event any Company action, consent, approval or similar item is required to be obtained in connection herewith, such Company action shall require the approval of a majority of the Public Directors (as defined in the Stock Purchase Agreement.)

         13. Counterparts. This Agreement may be executed simultaneously in two counterparts, each of which shall be deemed an original, but both such counterparts shall together constitute one and the same instrument.

         14. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and the Investor relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         15. Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                           STILLWATER MINING COMPANY


                                           By:

                                           /s/ John R. Stark
                                           -------------------------
                                           Name:  John R. Stark
                                           Title: Vice President,
                                                  Secretary and General Counsel


                                           NORIMET LIMITED


                                           By:

                                           /s/ Peter Holodny
                                           ---------------------------
                                           Name:  Peter Holodny
                                           Title: President